UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2010

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with a reorganization of the Ferro Corporation (the "Company") accounting and finance department and the reassignment of responsibilities, Thomas R. Miklich, Vice President and Chief Financial Officer, has assumed the responsibilities of principal accounting officer effective September 24, 2010. Nicholas Katzakis, the former Chief Accounting Officer, will remain with the Company in the accounting department.

(d) On September 24, 2010, the Board of Directors (the "Board") of the Company voted to elect Timothy K. Pistell as a director of the Company, effective immediately, to fill the vacancy on the Board created by Dennis W. Sullivan’s previously announced retirement from the Board.

Mr. Pistell will serve with the class of directors with a term that ends at the 2011 Annual Meeting of Shareholders. Mr. Pistell has been appointed to serve on the Audit Committee.

Mr. Pistell currently serves as the Executive Vice President - Finance & Administration and Chief Financial Officer of Parker Hannifin Corporation, a leading diversified manufacturer of motion and control technologies and systems. Mr. Pistell was appointed the Executive Vice President - Finance & Administration in April 2005 and has been Chief Financial Officer since April 2003. Prior to his appointment as Chief Financial Officer of Parker Hannifin Corporation, he served as Vice President - Treasurer from July 1993 to April 2003.

There are no arrangements or understandings between Mr. Pistell and any other person pursuant to which Mr. Pistell was elected as a director of the Company. The Company is not aware of any transactions involving Mr. Pistell that are reportable under Item 404(a) of Regulation S-K.

On September 27, 2010, Ferro Corporation issued a press release announcing the election of Mr. Pistell. A copy of the press release is attached, hereto, as Exhibit 99.1.

(e) On September 24, 2010, the Compensation Committee of the Board notified James F. Kirsch, Chairman, President and Chief Executive Officer of the Company of the Board’s intent not to renew Mr. Kirsch’s employment agreement when the current term of his employment agreement expires on December 31, 2010 because of the Compensation Committee’s view that the Company’s adoption in June 2010 of the Executive Severance Policy obviates the need for the employment agreement. Mr. Kirsch’s employment with the Company as President and Chief Executive Officer is expected to continue following the expiration of the current term of his employment agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

September 27, 2010	By:	Thomas R. Miklich

Name: Thomas R. Miklich
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release